UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Motorsport Games Inc. (the “Company”) held its Annual Stockholders’ Meeting on June 8, 2023 (the “2023 Annual Meeting”). The matters voted upon at the Company’s 2023 Annual Meeting and the results of such voting are set forth below:

Proposal 1: Based on the voting results set forth below, at the 2023 Annual Meeting the Company’s stockholders duly elected each of the following Class I director nominees to serve for a 2-year term expiring as of the Company’s annual stockholders’ meeting to be held in 2025:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Andrew P. Jacobson	8,556,561	4,137	429,614
Navtej Singh Sunner	8,529,792	30,906	429,614

The Board has determined that each of Mr. Andrew P. Jacobson and Mr. Navtej Singh Sunner qualifies as an independent director.

Proposal 2: Based on the voting results set forth below, at the 2023 Annual Meeting the Company’s stockholders duly approved the issuance by the Company of 21,394 restricted shares of the Company Class A common st0ock to Frank Sagnier as partial consideration for services to the Company pursuant to the Consultancy Agreement effective as of February 1, 2023, as required by and in accordance with NASDAQ Listing Rule 5635:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,516,325	43,509	867	429,614

Proposal 3: Based on the voting results set forth below, at the 2023 Annual Meeting the Company’s stockholders duly ratified the Audit Committee’s selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

Votes For	Votes Against	Abstentions*
8,981,507	2,185	6,620

*There were no broker non-votes with respect to the ratification of the Audit Committee’s selection of Grant Thornton LLP, as this was a “routine” proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: June 8, 2023	By:	/s/ Stephen Hood
Stephen Hood
Chief Executive Officer and President

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